EXHIBIT 99.1

Presentation Materials dated February 2, 2010

Morgan Stanley US Financial Services Conference 2010 February 2, 2010

Forward Looking Statement
Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature.  These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after December 31, 2009 and usually use words such as "expect", "anticipate", "believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3)
changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8)
price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful integration of acquired companies.  People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

People’s United Financial, Inc.               NASDAQ: PBCT
Market Capitalization (1/25/10): $ 5.7 billion, #15
Assets: $ 21.3 billion, #25
Loans: $ 14.1 billion, #25
Deposits: $ 15.4 billion, #22
Branches: ~ 300
ATMs: > 440
Employees (FTE): ~ 4,300
Founded: 1842
Snapshot, as of December 31, 2009
Corporate Overview

Merrill Bank
Chittenden
MAINE BANK & TRUST
Ocean bank
The Bank of Western Massachusetts
FLAGSHIP BANK
People's United Bank

People's United Financial, Inc.

People’s United Footprint
Diversified footprint with approx.
300 branches and over $15 billion
in deposits across six states
Considerable scarcity value as
the largest independent bank
headquartered in New England
VT
NH
Fairfield Ct.
CT
MA
% of
Deposits
17
9
35
62
6
Branches
46
31
63
160
19
ME 5 33
Market
Share
#1
#4
#1
#3
#24
#7
NY 1 4 N/A

Investment Thesis
Strong Balance Sheet with Significant Capital Surplus
Tangible Capital Ratio of 18.2%, improving to 18.6% pro forma for Financial Federal
No Wholesale Borrowings
Exceptional credit quality
Low level of non-performing assets of 1.44%
Combined net charge-off ratio of 0.38% annualized for 4Q, and 0.29% for 2009 full year
Significant and low cost deposit market share
Cost of deposits continues to decline, at 0.94% for 4Q09
Deposits entirely fund loans
Opportunities Abound!
Actively evaluating acquisitions
Driving organic growth in non-commodity loan products
Positioned to leverage earnings growth via our asset sensitive balance sheet
We are excited about growth and confident in our position

18.2%
6.9%
0.00%
5.00%
10.00%
15.00%
20.00%
PBCT Peers
2.50
2.70
2.90
3.10
3.30
3.50
3.70
3.90
4.10
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
PBCT Peers PBCT Core
Peer Comparison
As of December 31, 2009
On all important measures, People’s United remains stronger than peers
Net Interest Margin
Return on Average Assets
Tang. Equity / Tang. Assets
Asset Quality
-2.00
-1.50
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
PBCT Peers
0.97%
2.77%
1.44%
3.94%
0.38%
2.13%
1.21%
2.32%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
NPAs /
Assets
NPAs /
Loans + REO
NCOs /
Loans
Allowance /
Loans
PBCT Peers

Average Earnings Asset Mix
4Q 08
Home
Equity
13%
Securities &
Investments
17%
Commercial
Banking
52%
Residential
Mortgage
18%
4Q 09
Home
Equity
12%
Securities &
Investments
23%
Commercial
Banking
50%
Residential
Mortgage
14%
We remain focused on growing core commercial and consumer lending, while excess capital is safely held in liquid investments
$9,363
$2,609
$4,351
$2,259
$9,003
$3,190
$3,003
$2,178

Average Funding Mix
Our assets are funded nearly entirely with deposits and equity, which reinforces our fortress balance sheet.
4Q 08
Interest-
bearing
Deposits
56%
Demand
Deposits
16%
Stockholders’
Equity
26%
4Q 09
Interest-
bearing
Deposits
58%
Stockholders’
Equity
25%
Demand
Deposits
16%
Sub-debt /
Other
2%
Sub-debt /
Other
2%
Cost of Deposits = 0.94% Cost of Deposits = 1.55%

Commercial Banking
Average core Commercial lending increased 2% annualized in 4Q09
Loan pricing has improved as competitors pull back
Fee income growth initiatives are underway
Experienced management team provides local knowledge and
decision making, successfully attracting talent and customers from competitors
People’s United remains focused on growing core middle market commercial loans and deposits

Commercial & Industrial Loans
Historical Credit Performance
NPLs (%)
NCOs (%)
Commentary
• Portfolio remains well diversified
• Continue to see growth in core
middle market segment
• Equipment Finance arm focused on
mission critical equipment with
good resale values
• Core portfolio is all self-originated,
with rigorous underwriting and
ongoing credit administration
0.94
0.99
2.16
2.59
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
0.82
0.35
2.16
2.68
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Commercial Real Estate Loans
Historical Credit Performance
Commentary
• CRE portfolio totals $5.4BN, 95% was
originated by us, $270MM represents
shared national credits, which we
fully underwrote
• All CRE loans are underwritten on a
cash flow basis
• Portfolio is well diversified
• Construction portfolio down to
$819MM down over 11% from $925MM
at 12/31/08
• Florida construction represents less
than $17MM of loans
NPLs (%)
NCOs (%)
1.34
1.49
3.26
4.05
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
0.12
0.58
0.55
1.14
0.00
0.25
0.50
0.75
1.00
1.25
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

"Highest Customer Satisfaction with Retail Banking in the New England Region."
- J.D. Power and Associates
HIGHEST CUSTOMER SATISFACTION
J.D. POWER AND ASSOCIATES
RETAIL BANKING - NEW ENGLAND • 2009
PRESENTED TO
PEOPLE'S UNITED BANK
People's United Bank
Member FDIC
People's United Bank received the highest numerical score among retail banks in the New England (CT, MA, RI, NH, VT, ME) region in the proprietary J.D. Power and Associates 2009 Retail Banking Satisfaction Study℠. Study based on a total of 28,570 responses measuring 8 providers in the region and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed in January 2009. Your experiences may vary. Visit jdpower.com.

People's United Financial, Inc.

11 Retail & Small Business

Retail & Small Business
Relationship and service focus translates to low deposit rates
Highly developed model in southern New England
Core deposit gathering
Multiple products and cross selling – 4.6 products per customer
#1 deposit market share in Fairfield County
Westchester, NY expansion over the past 2 years now represents 5 branches and over $270 million of deposits
Retail-focused branch experience rolling out in northern New England
Increase penetration from 3.0 products per customer
Deposit pricing discipline and high-quality consumer lending expansion will allow a continued focus on margin management

Residential Loans
Historical Credit Performance
NPLs (%)
NCOs (%)
Commentary
•
Low LTV at origination
•
Current FICO of 724
•
Stopped portfolioing residential
mortgages in 2006
•
Of the $52.7MM in NPLs,
approximately two-thirds have
current LTV of <90%
•
Strength of original underwriting
should continue to minimize loss
content in NPAs
2.07
1.88
2.43
3.11
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
0.18
0.37
1.39
1.72
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Home Equity
Historical Credit Performance
Commentary NPLs (%)
NCOs (%)
0.37
0.16
1.89
2.26
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
•
As of Q4 2009, Home Equity
loans stood at $2.0BN, flat from
Q3 2009 levels
•
Q4 2009 utilization rate was
48.2%, compared to Q3 2009 rate
of 47.5%
•
Asset quality in terms of both
NPAs and NCOs remains low
•
While volume has slowed, Home
Equity remains an important part
of our retail relationships
0.29 0.28
0.99
1.24
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Wealth Management
Offer a full array of services to businesses and individuals
Expand brokerage and asset management across the People's
United footprint
Continue to grow individual and business relationships through private banking, brokerage and retirement planning services
Focus on offering insurance services to commercial customers
Assets managed and administered totaled $16.1 billion
Wealth Management offers significant growth potential as services are expanded across the franchise

Net Interest Margin
The core margin remained
stable in 4Q as net
repricing benefits of both
assets and liabilities were
offset by continued
deposit growth
.
4Q08
1Q09
2Q09
3Q09
4Q09
3.94%
3.66%
3.58%
3.65%
3.65%
3.55%
3.25%
3.12%
3.19%
3.19%
1.25%
0.78%
0.25%
0.25%
0.25%

We expect that interest rates will not rise in 2010. However, they could, and we do expect rates to rise in 2011 and beyond
Given short term interest rates are 0-25bps, we are not taking asymmetrical risk with our securities book
Only $750 million of 15 year agency MBS of a $21BN asset balance sheet is subject to mark-to-market risk which impacts equity
For every 100bps increase in the Fed Funds rate, our net interest income will increase by $50MM on an annualized basis
Asset Sensitivity
Earnings Leveraged to Inevitable Fed Tightening
Net Interest Income at Risk
Analysis involves PBCT estimates.  See notes below.
Scenario
Lowest of
Peers
Highest of
Peers
Peer
Average
PBCT Pro
Forma
(includes FIF)
Mulitple to Peer
Average - Pro
Forma PBCT
Shock Up 100bps -2.4% 5.0% 1.0% 7.6% 7.3x
Shock Up 200bps -4.8% 8.4% 2.3% 17.3% 7.6x
Change in Net Interest Income for:
Notes:
1 Data as of 9/30/09 10-Q SEC filings.  5 banks included enough data to use directly in the +100bps shock scenario. PBCT interpolated based on data disclosed for 11 other banks.
3 banks within our peer group did not provide enough data to be included in this analysis
2 Data as of 9/30/09 filings 10-Q SEC filings.  4 banks included enough data to use directly in the +200bps shock scenario. PBCT interpolated based on data disclosed for 12 other banks.
3 banks within our peer group did not provide enough data to be included in this analysis

Leading Equipment Finance Company Lending to Middle-Market
Businesses Across U.S.
$1.5 billion in assets with ~200
employees
Serves 5,000 customers across 49 states
Secured lender
91% of receivables are loans
No residual risk
Customers are primarily end users,
dealers and manufacturers
Compete on service, not rate
Senior management team with over 30+
years experience
20+ years of consistent profitable financial
performance
44%
7%
13%
36%
Construction
Transportation
Refuse
Other
Focus on Construction, Road
Transportation and Refuse Industries
Geographic Diversification
Southwest: 30%
Southeast: 25%
Northeast: 19%
Central: 13%
West: 13%
Financial Federal Overview *
* As of October 31, 2009

Strategically Compelling, Not Distracting
Combines People’s United significant excess liquidity and low cost funding with a premier asset generation platform
Significantly expands highly profitable equipment finance business
FIF’s platform provides leverage in economic recovery
Retention of key management
Conservative credit culture consistent with People’s United underwriting philosophy
Limited integration risk will not distract us from continuing to focus on FDIC and whole bank opportunities
Financially Compelling
IRR greater than 20%
Significantly accretive to operating earnings: 25% through the cycle based on consensus estimates
Tangible book value dilution payback period conservatively less than 4 years
Acquisition preserves industry-leading tangible common equity ratio
Financial Federal Acquisition Transaction Rationale

Evolving Acquisition Strategy
Our preference remains whole bank transactions:
Commercially-oriented franchises with a strong core deposit base
Attractive markets of the Northeast United States, including contiguous, in-
market and new markets
FDIC assisted deals in geographies where we could establish or enhance a strong market share
Primary deal hurdles:
IRR substantially higher than our cost of capital
Significantly enhances our long-term earnings power
Attractive upside/downside return profile
Our Approach: Patient and Opportunistic

Announced opportunistic acquisition of Financial Federal
Look forward to taking additional market share in equipment finance industry
Conducted due diligence on several franchises and evaluated many traditional bank opportunities
Continue to evaluate alternative and creative strategies to help move the ball along with “open” transactions
Actively participating in the FDIC resolution process, and look forward to completing a “closed” FDIC assisted transaction
Continue measured de novo expansion into attractive contiguous markets
Continue to use our capital and brand to lend to our existing and new customers
Capital Deployment Activities

Conclusion
Shareholders are protected by continued strength in underwriting and asset quality
Significant capital reserves will be used primarily to fund future growth
Management remains aligned with shareholders in building long-term value
Will continue to maintain focus on driving financial performance
People’s United remains committed to continuing to increase
shareholder value

For more information, investors may contact: Jared Shaw jared.shaw@peoples.com (203) 338-4130